THE ADVISORS’ INNER CIRCLE FUND III

Chiron Capital Allocation Fund

Chiron SMid Opportunities Fund

(together, the “Funds”)

Supplement dated December 17, 2019 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2019, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Chiron Investment Management, LLC (“Chiron”) serves as the Funds’ investment adviser pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and Chiron (the “Current Agreement”). On December 17, 2019, Chiron Global Investors, LLC, Chiron’s corporate parent, and Franklin Square Holdings, L.P. (“FSH”) announced that they had entered into an agreement, pursuant to which FSH will acquire one-hundred percent (100%) of the issued and outstanding equity interests of Chiron (the “Transaction”). The Transaction is expected to close in the first quarter of 2020 and will result in the assignment and termination of the Current Agreement pursuant to the Investment Company Act of 1940, as amended.

At a meeting held on December 12, 2019, the Board of Trustees of the Trust (the “Board”) approved a new investment advisory agreement between the Trust, on behalf of the Funds, and Chiron (the “New Agreement”) in anticipation of the closing of the Transaction. The Board also called a special meeting of Fund shareholders, approved the submission of a proposal to Fund shareholders to approve the New Agreement at the special meeting and recommended that Fund shareholders approve the New Agreement. Proxy materials will be sent to Fund shareholders as of a record date to be established by the Trust’s officers with more information about the special meeting, the Transaction and the New Agreement. Please read the proxy statement when it is available because it contains important information. If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction and termination of the Current Agreement and, thereafter, Chiron will serve as investment adviser to the Funds pursuant to the New Agreement.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Funds, nor is it a solicitation of any proxy.

Please contact the Funds at 877-9-CHIRON (877-924-4766) for more information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CHI-SK-006-0100